Exhibit 10.25

Dated                                  2018

EIRINI SHIPPING LTD
as Borrower

and

PANTELIS SHIPPING CORP.
           and ARETI SHIPPING LTD
as Collateral Owners

and

HSBC BANK PLC
as Lender

FOURTH SUPPLEMENTAL AGREEMENT

relating to
 a loan agreement dated 25 June 2014 (as amended)
in respect of a term loan facility of (originally) up to $16,500,000

WATSON FARLEY
&
WILLIAMS

Index

Clause		Page

1	Definitions	2
2	Representations and Warranties	3
3	Agreement of the Lender	4
4	Conditions	4
5	Variations to Loan Agreement and Finance Documents	5
6	Costs and Expenses	6
7	Communications	6
8	Supplemental	6
9	Law and Jurisdiction	6

Execution

Execution Page		8

THIS FOURTH SUPPLEMENTAL AGREEMENT is dated                                     2018

PARTIES

(1)	EIRINI SHIPPING LTD, a corporation incorporated under the laws of the Republic of Liberia, having its registered address at 80 Broad Street, Monrovia, Liberia as borrower (the "Borrower");

(2)
PANTELIS SHIPPING CORP., a corporation incorporated under the laws of the Republic of Liberia, having its registered address at 80 Broad Street, Monrovia, Republic of Liberia as collateral owner ("Pantelis");

(3)
ARETI SHIPPING LTD, a corporation incorporated under the laws of the Republic of The Marshall Islands, having its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960 as collateral owner ("Areti" and together with Pantelis, the "Collateral Owners" and each a "Collateral Owner"); and

(4)	HSBC BANK plc, a company incorporated under the laws of England whose registered office is at 8 Canada Square, London, E14 5HQ, United Kingdom as lender (the "Lender").

BACKGROUND

(A)
By a loan agreement dated 25 June 2014 (as amended and supplemented by a first supplemental agreement dated 12 November 2015, a second supplemental agreement dated 30 September 2016, a third supplemental agreement dated 25 January 2017 and a side letter dated 28 July 2017, and as from time to time further amended and/or supplemented, the "Loan Agreement") and made between (i) the Borrower and (ii) the Lender, the Lender agreed to make available to the Borrower a term loan facility of (originally) up to $16,500,000 (the "Facility") on the terms and conditions contained therein secured on (inter alia) m.vs. "EIRINI P", "PANTELIS" and "TASOS". The principal amount of the Facility currently outstanding is $11,250,000.

(B)
By a guarantee dated 25 June 2014 (as from time to time amended and/or supplemented), and made between (i) Euroseas Ltd. as guarantor ("Euroseas") and (ii) the Lender, Euroseas guaranteed the Borrower's obligations under the Loan Agreement and the other Finance Documents (as defined in the Loan Agreement).

(C)
By a guarantee dated 12 November 2015 (as from time to time amended and/or supplemented, the "Pantelis Guarantee"), and made between (i) Pantelis as guarantor and (ii) the Lender, Pantelis guaranteed the Borrower's obligations under the Loan Agreement and the other Finance Documents (as defined in the Loan Agreement).

(D)
By a guarantee dated 25 January 2017 (as from time to time amended and/or supplemented, the "Areti Guarantee" and together with the Pantelis Guarantee, the "Collateral Guarantees" and each a "Collateral Guarantee"), and made between (i) Areti as guarantor and (ii) the Lender, Areti guaranteed the Borrower's obligations under the Loan Agreement and the other Finance Documents (as defined in the Loan Agreement).

(E)	The Borrower has requested that the Lender gives its consent to the following amendments to the Loan Agreement:

(a)	the appointment of Eurodry Ltd as new guarantor, being the holder of all registered shares in the Borrower;

(b)	the release of Euroseas from its obligations under the Finance Documents to which it is a party; and

(c)	the consequential amendments and/or variations of certain other provisions of the Loan Agreement and the other Finance Documents in connection with those matters,

          together, the "Request".

(F)	The Lender's consent to the Request referred to in Recital (F) above is subject to the execution of the New Guarantee by the New Guarantor (as each such capitalised term is defined hereinbelow).

(G)	This Fourth Supplemental Agreement sets out the terms and conditions on which the Lender agrees, with effect on and from the Effective Date, to:

(i)	the Request; and

(ii)	the consequential amendments to the Loan Agreement and the other Finance Documents.

OPERATIVE PROVISIONS

NOW THEREFORE IT IS HEREBY AGREED

1	DEFINITIONS

1.1	Defined Expressions

Words and expressions defined in the Loan Agreement (as hereby amended) and the recitals hereto and not otherwise defined herein shall have the same meanings when used in this Fourth Supplemental Agreement.

1.2	Definitions

In this Fourth Supplemental Agreement the words and expressions specified below shall have the meanings attributed to them below:

"Effective Date" means the date on which the conditions precedent in Clause 4 are satisfied;

"New Guarantee" means the corporate guarantee to be executed by the New Guarantor in favour of the Lender, in such form and substance satisfactory to the Lender; and

"New Guarantor" means Eurodry Ltd, a corporation incorporated in Republic of The Marshall Islands, having its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960.

1.3	Application of construction and interpretation provisions of Loan Agreement

Clauses 2.01 to 2.03 of the Loan Agreement apply, with any necessary modifications, to this Fourth Supplemental Agreement.

2	REPRESENTATIONS AND WARRANTIES

2.1	Repetition of Loan Agreement representations

The Borrower hereby represents to the Lender, as at the date of this Fourth Supplemental Agreement, that the representations and warranties set forth in clause 17 (Representations and warranties) of the Loan Agreement (updated mutatis mutandis to the date of this Fourth Supplemental Agreement), are true and correct as if all references therein to "this Agreement" were references to the Loan Agreement as further amended by this Fourth Supplemental Agreement.

2.2	Repetition of Collateral Guarantee representations

Each Collateral Owner hereby represents to the Lender, as at the date of this Fourth Supplemental Agreement, that the representations and warranties set forth in clause 6 of each Collateral Guarantee to which it is a party (updated mutatis mutandis to the date of this Fourth Supplemental Agreement), are true and correct as if all references therein to "this Guarantee" were references to the relevant Collateral Guarantee as further amended by this Fourth Supplemental Agreement.

2.3	Further representations and warranties

Each of the Borrower and each Collateral Owner hereby further represents and warrants to the Lender that as at the date of this Fourth Supplemental Agreement:

(a)
it is duly incorporated and validly existing and in good standing under the laws of Liberia (and in the case of Areti, the Marshall Islands), and has full power to enter into and perform its obligations under this Fourth Supplemental Agreement and has complied with all statutory and other requirements relative to its business, and does not have an established place of business in any part of the United Kingdom or the United States of America (for the avoidance of doubt, the Guarantor is listed in the Nasdaq Capital Market);

(b)
all necessary governmental or other official consents, authorisations, approvals, licences, consents or waivers for the execution, delivery, performance, validity and/or enforceability of this Fourth Supplemental Agreement and all other documents to be executed in connection with the amendments to the Loan Agreement, the Collateral Guarantees and the other Finance Documents as contemplated hereby have been obtained and will be maintained in full force and effect, from the date of this Fourth Supplemental Agreement and so long as any moneys are owing under any of the Finance Documents and while all or any part of the Facility remains outstanding;

(c)
it has taken all necessary corporate and other action to authorise the execution, delivery and performance of its obligations under this Fourth Supplemental Agreement and such other documents to which it is a party and such documents do or will upon execution thereof constitute its valid and binding obligations enforceable in accordance with their respective terms;

(d)
the execution, delivery and performance of this Fourth Supplemental Agreement and all such other documents as contemplated hereby does not and will not, from the date of this Fourth Supplemental Agreement and so long as any moneys are owing under any of the Finance Documents and while all or any part of the Facility remains outstanding, constitute a breach of any contractual restriction or any existing applicable law, regulation, consent or authorisation binding on the Borrower and the Collateral Owners or on any of their respective property or assets and will not result in the creation or imposition of any security interest, lien, charge or encumbrance (other than under the Finance Documents as contemplated hereby) on any of such property or assets; and

(e)
it has fully disclosed in writing to the Lender all facts which it knows or which it should reasonably know and which are material for disclosure to the Lender in the context of this Fourth Supplemental Agreement and all information furnished by the Borrower and the Collateral Owners on behalf of each of them relating to their business and affairs in connection with this Fourth Supplemental Agreement was and remains true, correct and complete in all material respects at the date provided and there are no other material facts or considerations the omission of which would render any such information misleading at the date provided.

3	AGREEMENT OF THE LENDER

3.1	Agreement of the Lender

The Lender, relying upon each of the representations and warranties set out in Clauses 2.1, 2.2 and 2.3 of this Fourth Supplemental Agreement, hereby agrees with the Borrower and the Collateral Owners, subject to and upon the terms and conditions of this Fourth Supplemental Agreement and in particular, but without limitation, subject to the fulfilment of the conditions precedent set out in Clause 4, to:

(a)	the Request; and

(b)	the amendments and/or variations to the Loan Agreement and the other Finance Documents referred to in Clause 5.

3.2	Effect of Lender's Agreement

The agreement of the Lender contained in Clause 3.1 shall have effect on and from the Effective Date.

4	CONDITIONS

4.1	Conditions precedent

The agreement of the Lender contained in Clause 3.1 of this Fourth Supplemental Agreement shall all be expressly subject to the condition that the Lender shall have received in form and substance satisfactory to it and its legal advisers on or before the Effective Date:

(a)	a duly executed original of this Fourth Supplemental Agreement duly executed by the parties hereto and countersigned by Eurobulk Ltd. and Eurobulk (Far East) Ltd. Inc. as managers;

(b)	a duly executed original of the New Guarantee;

(c)	copies of the certificate of incorporation and constitutional documents of the New Guarantor;

(d)
copies of resolutions of the directors and the shareholders of the Borrower and each Collateral Owner and the directors of the New Guarantor authorising, in the case of the Borrower and each Collateral Owner, the execution of this Fourth Supplemental Agreement and, in the case of the New Guarantor, the execution of the New Guarantee, and authorising named attorneys to give any notices thereunder;

(e)	the original of the power of attorney issued by the Borrower, each Collateral Owner and the New Guarantor pursuant to such resolutions aforesaid in paragraph (d) above;

(f)	copies of all consents which the New Guarantor requires to enter into, or make any payment under, the New Guarantee;

(g)	favourable legal opinions from lawyers appointed by the Lender on such matters concerning the laws of Liberia, the Marshall Islands and such other relevant jurisdictions as the Lender may require; and

(h)
evidence that the agent referred to in clause 41.04 of the Loan Agreement (as amended and supplemented by this Fourth Supplemental Agreement) has accepted its appointment as agent for service of process under this Fourth Supplemental Agreement.

5	VARIATIONS TO LOAN AGREEMENT AND FINANCE DOCUMENTS

5.1	Specific amendments to Loan Agreement

In consideration of the agreement of the Lender contained in Clause 3.1 of this Fourth Supplemental Agreement, the Borrower hereby agrees with the Lender that upon satisfaction of the conditions referred to in Clause 4.1, the provisions of the Loan Agreement shall be varied and/or amended and/or supplemented with effect on and from the Effective Date as follows:

(a)	by deleting the word "EUROSEAS" and replacing it with the word "EURODRY" in the first line of the definition of "Guarantor" in clause 2.01 thereof;

(b)
by construing all references therein to "this Agreement" where the context admits as being references to "this Agreement as the same is amended and supplemented by this Fourth Supplemental Agreement and as the same may from time to time be further supplemented and/or amended"; and

(c)	by construing references to each of the Finance Documents as being references to each such document as it is from time to time supplemented and/or amended.

5.2	Amendments to Finance Documents

With effect on and from the Effective Date each of the Finance Documents (other than the Loan Agreement) shall be, and shall be deemed by this Fourth Supplemental Agreement to have been, amended as follows:

(a)
the definition of, and references throughout each of the Finance Documents to, the Loan Agreement and any of the other Finance Documents shall be construed as if the same referred to the Loan Agreement and those Finance Documents as amended and supplemented by this Fourth Supplemental Agreement; and

(b)
by construing references throughout each of the Finance Documents to "this Agreement", "this Deed", "hereunder" and other like expressions as if the same referred to such Finance Documents as amended and supplemented by this Fourth Supplemental Agreement.

5.3	Finance Documents to remain in full force and effect

The Finance Documents shall remain in full force and effect and the security constituted by any Finance Document shall continue and remain valid and enforceable as amended and supplemented by:

(a)	the amendments to the Finance Documents contained or referred to in Clauses 5.1, 5.2, 5.3; and

(b)	such further or consequential modifications as may be necessary to make the same consistent with, and to give full effect to, the terms of this Fourth Supplemental Agreement.

6	COSTS AND EXPENSES

6.1	Costs and expenses

The provisions of clause 28 (Expenses) of the Loan Agreement shall apply to this Fourth Supplemental Agreement as if they were expressly incorporated in this Fourth Supplemental Agreement with any necessary amendments.

7	COMMUNICATIONS

7.1	General

The provisions of clause 39 (notices) of the Loan Agreement, as amended and supplemented by this Fourth Supplemental Agreement, shall apply to this Fourth Supplemental Agreement as if they were expressly incorporated in this Fourth Supplemental Agreement with any necessary modifications.

8	SUPPLEMENTAL

8.1	Counterparts

This Fourth Supplemental Agreement may be executed in any number of counterparts.

8.2	Third Party rights

A person who is not a party to this Fourth Supplemental Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Fourth Supplemental Agreement.

9	LAW AND JURISDICTION

9.1	Governing law

This Fourth Supplemental Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

9.2	Incorporation of the Loan Agreement provisions

The provisions of Clause 41 (Law and Jurisdiction) of the Loan Agreement, as amended and supplemented by this Fourth Supplemental Agreement, shall apply to this Fourth Supplemental Agreement as if they were expressly incorporated in this Fourth Supplemental Agreement with any necessary medications.

This Fourth Supplemental Agreement has been duly executed by or on behalf of the parties and has, on the date stated at the beginning of this Deed, been delivered as a Deed.

EXECUTION PAGE

BORROWER

SIGNED by	)
for and on behalf of	)
EIRINI SHIPPING LTD	)
in the presence of:	)

COLLATERAL OWNERS

SIGNED by	)
for and on behalf of	)
PANTELIS SHIPPING CORP.	)
in the presence of:	)

SIGNED by	)
for and on behalf of	)
ARETI SHIPPING LTD	)
in the presence of:	)

LENDER

SIGNED by	)
for and on behalf of	)
HSBC BANK PLC	)
in the presence of:	)

We hereby confirm and acknowledge that we have read and understood the terms and conditions of the above Fourth Supplemental Agreement and agree in all respects to the same and confirm that the Finance Documents to which we are a party shall remain in full force and effect.

____________________________

for and on behalf of
EUROBULK LTD.
as Manager

____________________________

for and on behalf of
EUROBULK (FAR EAST) LTD. INC.
as Manager